Roundhill Sports Betting & iGaming ETF Schedule of Investments September 30, 2024 (Unaudited)
COMMON STOCKS - 98.8%	Shares	Value
Entertainment - 92.5%(e)
Bally's Corp. (a)(f)	63,105	$1,088,561
Betsson AB – Class B (a)(b)	639,311	3,900,621
Caesars Entertainment, Inc. (a)	48,764	2,035,409
Churchill Downs, Inc.	29,705	4,016,413
DraftKings, Inc. - Class A (a)	159,194	6,240,405
Entain PLC (b)	396,296	4,056,942
Everi Holdings, Inc. (a)	18,910	248,477
Evoke PLC (a)(b)	816,912	711,697
Evolution Gaming Group AB (b)(c)	46,149	4,543,605
Flutter Entertainment PLC (a)(b)	41,186	9,772,614
Genius Sports, Ltd. (a)(b)	293,825	2,303,588
Intralot SA-Integrated Information Systems & Gaming Services (a)(b)	62,291	78,001
Kambi Group PLC (a)(b)	55,461	715,107
Kindred Group PLC – SDR (b)	370,513	4,718,863
La Francaise des Jeux SAEM (b)(c)	88,235	3,637,643
Light & Wonder, Inc. (a)	21,300	1,932,549
Lottery Corp. Ltd. (b)	507,246	1,801,740
OPAP SA (b)	107,281	1,910,900
Penn National Gaming, Inc. (a)(f)	90,027	1,697,909
Playtech PLC (a)(b)	596,750	6,019,369
PointsBet Holdings Ltd. (a)(b)	623,129	302,607
Rush Street Interactive, Inc. (a)	259,293	2,813,329
Sportradar Group AG - Class A (a)(b)	312,662	3,786,337
Super Group SGHC Ltd. (b)	518,948	1,883,781
Tabcorp Holdings Ltd. (b)	5,376,730	1,883,706
Tokyotokeiba Co. Ltd. (b)	35,345	1,083,528
		73,183,701
Internet - 1.9%
Better Collective AS (a)(b)	31,749	706,292
Gambling.com Group Ltd. (a)(b)	48,474	485,709
Jumbo Interactive Ltd. (b)	30,548	290,764
		1,482,765
Lodging - 4.4%
Boyd Gaming Corp.	16,434	1,062,459
MGM Resorts International (a)	62,368	2,437,965
		3,500,424
TOTAL COMMON STOCKS (Cost $80,831,550)		78,166,890

SHORT-TERM INVESTMENTS - 3.9%
Investments Purchased with Proceeds from Securities Lending - 3.2%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.95% (d)	2,532,244	2,532,244

Money Market Funds - 0.7%	Shares
First American Government Obligations Fund - Class X, 4.82% (d)	589,887	589,886
TOTAL SHORT-TERM INVESTMENTS (Cost $3,122,130)		3,122,130

TOTAL INVESTMENTS - 102.7% (Cost $83,953,680)		81,289,020
Liabilities in Excess of Other Assets - (2.7)%		(2,118,824)
TOTAL NET ASSETS - 100.0%		$79,170,196

Percentages are stated as a percent of net assets.
PLC - Public Limited Company
SDR – Special Drawing Rights

(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $8,181,248 or 10.3% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(e)
To  the  extent  that  the  Fund  invests more  heavily  in  a  particular  industry  or  sector of the  economy,  its performance  will  be  especially sensitive to developments that significantly affect those industries or sectors.

(f)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $2,786,470 which represented 3.5% of net assets.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
United States	$26,695,605	33.7%
Ireland	9,772,614	12.3
Sweden	8,444,226	10.6
United Kingdom	6,360,530	8.0
IM	6,019,369	7.6
Malta	5,433,970	6.9
Australia	4,278,817	5.5
Switzerland	3,786,337	4.8
France	3,637,643	4.6
Greece	1,988,901	2.5
Guernsey	1,883,781	2.4
Japan	1,083,528	1.4
Gibraltar	711,697	0.9
Denmark	706,292	0.9
Jersey	485,710	0.6
Liabilities in Excess of Other Assets	(2,118,824)	(2.7)
	$79,170,196	100.0%

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Roundhill Sports Betting & iGaming ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$78,047,451	$–	$119,439	$78,166,890
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,532,244
Money Market Funds	589,886	–	–	589,886
Total Investments	$78,637,337	$–	$119,439	$81,289,020
Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $2,532,244 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.